Other Equity	12 Months Ended
Dec. 31, 2017
Other equity
Other equity

26 Other equity

Paid-in equity - comprises equity instruments issued by the company other than those legally constituted as shares.

	2017 £m	2016 £m
Additional Tier 1 notes (1)
US$2.0 billion 7.5% notes callable August 2020 (2)	1,278	1,278
US$1.15 billion 8% notes callable August 2025 (2)	734	734
US$2.65 billion 8.625% notes callable August 2021 (3)	2,046	2,046

EMTN notes
US$564 million 6.99% capital securities (redeemed October 2017)	-	275
CAD321 million 6.666% notes (redeemed October 2017)	-	156

Trust preferred issues: subordinated notes (4)
£93 million 5.6457% 2047 (redeemed June 2017) (5)	-	93

	4,058	4,582

Notes:

(1)

The coupons on these notes are non-cumulative and payable at the company’s discretion.  In the event the Group’s CET1 ratio falls below 7% any outstanding notes will be converted into ordinary shares at a fixed price.  While taking the legal form of debt these notes are classified as equity under IFRS.

(2)	Issued in August 2015. In the event of conversion, converted into ordinary shares at a price of $3.606 nominal per £1 share.
(3)	Issued in August 2016. In the event of conversion, converted into ordinary shares at a price of $2.284 nominal per £1 share.
(4)	Subordinated notes issued to limited partnerships that have in turn issued partnership preferred securities to RBS Capital Trust D that issued trust preferred securities to investors.
(5)	Preferred securities in issue - £93 million RBS Capital Trust D, fixed/floating rate non-cumulative trust preferred securities.

Merger reserve - the merger reserve comprises the premium on shares issued to acquire NatWest, less goodwill amortisation charged under previous GAAP, and the premium arising on shares issued to acquire Aonach Mor Limited, less amounts realised through subsequent share redemptions by Aonach Mor Limited. No share premium was recorded in the company financial statements through the operation of the merger relief provisions of the Companies Act.

Capital redemption reserve  - under UK companies legislation, when shares are redeemed or purchased wholly or partly out of the company’s profits, the amount by which the company’s issued share capital is diminished must be transferred to the capital redemption reserve. The capital maintenance provisions of UK companies legislation apply to the capital redemption reserve as if it were part of the company’s paid up share capital. On 15 June 2017, the Court of Session approved a reduction of RBSG plc capital so that the amounts which stood to the credit of the capital redemption reserve were transferred to retained earnings.

Own shares held  - at 31 December 2017, 16 million ordinary shares of £1 each of the company (2016 - 39 million) were held by employee share trusts in respect of share awards and options granted to employees. During the year, the employee share trusts purchased 30 million ordinary shares and delivered 53 million ordinary shares in satisfaction of the exercise of options and the vesting of share awards under the employee share plans.

RBS optimises capital efficiency by maintaining reserves in subsidiaries, including regulated entities. Certain preference shares and subordinated debt are also included within regulatory capital. The remittance of reserves to the company or the redemption of shares or subordinated capital by regulated entities may be subject to maintaining the capital resources required by the relevant regulator.

UK law prescribes that only the reserves of the company are taken into account for the purpose of making distributions and in determining permissible applications of the share premium account.